UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019 (June 19, 2019)

Comstock Holding Companies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1886 METRO CENTER DRIVE, FOURTH FLOOR RESTON, VIRGINIA		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 230-1985

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, three proposals were submitted to, and approved by, the Corporation’s stockholders. The proposals are described in more detail in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019. Each holder of our Class B common stock was entitled to fifteen votes per share of Class B common stock and each holder of our Class A common stock was entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote.  The final voting results are below.

Proposal 1

The Corporation’s stockholders elected the following three directors to serve for a three-year term ending at the 2022 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified or until their earlier resignation or removal. The voting results are set forth below:

	Votes For		Votes Withheld	Broker Non-vote
	Class A	Class B
Christopher Clemente	5,132,195	220,250	194,155	64,441
Joseph M. Squeri	5,135,091	220,250	191,259	64,441

Proposal 2

The Corporation’s stockholders ratified the appointment of BDO USA, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results are set forth below:

Votes For		Votes Against	Votes Abstain	Broker Non-vote
Class A	Class B
5,383,082	220,250	7,570	139	0

Proposal 3

The Corporation’s stockholders approved on an advisory, non-binding basis, the compensation of the Corporation’s named executive officers for 2018. The proposal received the following votes:

Votes For		Votes Against	Votes Abstain	Broker Non-vote
Class A	Class B
5,124,755	220,250	198,362	3,233	64,441

Proposal 4

The Corporation’s stockholders approved on an advisory, non-binding basis, annually as the frequency of future advisory votes to approve the compensation of our named executive officers. The proposal received the following votes:

Every 1 Year		Every 2 Years	Every 3 Years	Votes Abstain	Broker Non-vote
Class A	Class B
5,154,339	220,250	406	92,846	78,759	64,441

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

99.1	Press release by Comstock Holding Companies, Inc., dated June 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK HOLDING COMPANIES, INC.

Date: June 21, 2019	By:	/s/ Christopher Clemente
Christopher Clemente,
Chief Executive Officer

2